                      [CORPORATE OFFICE PRODUCTS LETTERHEAD]

                   CORPORATE OFFICE PROPERTIES TRUST ANNOUNCES
                           SECOND QUARTER 1998 RESULTS



PHILADELPHIA, PA, August 12, 1998 -- Corporate Office Properties Trust (NYSE:
OFC) reported today Funds From Operations - diluted ("FFO") for the three months ended June 30, 1998 of $3,328,000 or $0.19 per common share/unit. These figures compare to FFO of $226,000 or $0.16 per common share/unit for the three months ended June 30, 1997 and represent a 19% per share/unit increase. Revenues for the second quarter 1998 increased 1,140% to $7,842,000 from $632,000 reported in the second quarter 1997. Net operating income grew 890% to $6,197,000 compared to the $626,000 reported for the comparable quarter 1997.



Highlights for the Second Quarter

- Second quarter 1998 FFO per diluted common share/unit up 19% to $0.19 per share from $0.16 per share for the second quarter 1997.

- Acquired 14 properties totaling 1.1 million square feet of space for a total investment of $102 million.

- Announced year-to-date acquisitions of operating properties now exceed $300 million.

- Established presence in suburban Baltimore; expanded ownership in Northern New Jersey.

- Obtained $100 million secured revolving credit facility to fund new acquisitions.

- Raised $73 million in net proceeds through the issuance of 7.5 million common shares.

-     Moved to the New York Stock Exchange under the symbol "OFC".



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

Corporate Office Properties Trust Announces Second Quarter 1998 Results
Page 2


Increasing Revenues and FFO

The Company's improved performance is a direct result of its successful transformation to a self-managed office REIT over the past nine months. Over that period the company has increased its properties from 7 to 31, and its total assets from $23.8 million to $297.5 million.

"We have begun to deliver our growth story," commented Clay W. Hamlin, III, President and Chief Executive Officer. "In the second quarter, we acquired fourteen first class properties. We remain on track to achieve the earnings goals that we established early in 1998."

The Company initiated the reporting of a diluted FFO figure which assumes the exercise of any outstanding in-the-money options and the conversion of the Company's Convertible Preferred Units, if dilutive, although these Units are not exchangeable for common units until October 1, 1999.

Acquisitions

In May, the Company announced the acquisition of an 812,616 square foot, 12 building portfolio in Suburban Baltimore, Maryland for $72.6 million. This transaction established the Company's presence in the Baltimore/Washington corridor. The portfolio consists of nine multistory office buildings in Airport Square and three office/flex buildings located in the Airport Square Technology Park, purchased for 70% of replacement costs with significantly under market rents. This portfolio offers substantial near-term upside as the leases renew.

The Fairfield Corporate Center, a two office building complex totaling 262,417 square feet located in Northern New Jersey, was acquired in June 1998. The $29.4 million opportunistic transaction brought into the portfolio properties purchased at approximately 70% of replacement cost with a vacancy rate of 16% and rents well below market. Upon leasing the vacant space, the Company expects to achieve an unleveraged yield above 11%.

Capital Markets

On April 27, 1998 the Company completed the sale of 7.5 million common shares to the public at $10.50. This offering raised $73 million in net proceeds. The offering was lead managed by Donaldson, Lufkin & Jenrette Corportation and co-managed by BT Alex Brown Incorporated and Prudential Securities Incorporated. In conjunction with the offering, the Company's shares were listed on the New York Stock Exchange under the symbol "OFC".

In May, the Company closed on a $100 million, two-year senior secured revolving credit facility with Bankers Trust Company. The Company intends to utilize this facility primarilly to fund acquisitions. The loan is a variable rate loan that bears interest at LIBOR plus 175 basis points. As of June 30, the company has drawn $23.8 million on this facility.


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Corporate Office Properties Trust Announces Second Quarter 1998 Results
Page 3


Constellation Transaction

In May, the Company and Constellation Real Estate Group, Inc. announced the signing of a definitive agreement under which affiliates of Constellation would contribute certain real property and other assets to the Company for Company shares, cash and debt assumption. The Company believes that this transaction will significantly expand the company's management, property, tenant and capital base. In addition the Constellation management team will add property development and third party property management functions that the company believes will enhance its resources and long-term performance. The Special Meeting of Shareholders to consider and vote on the transaction has been set for Friday, August 21, 1998.

Company Information

Corporate Office Properties Trust is a real estate investment trust which focuses on the acquisition management, ownership, and development of suburban office properties located in high-growth submarkets in the United States. As of June 30, 1998 the Company owned 31 properties totaling 2.9 million square feet of space.

Forward-looking Information

This press release contains forward-looking information based upon the Company's current best judgment and expectations. Actual results could vary from those presented herein. The risks and uncertainties associated with the forward-looking information include the strength of the commercial office real estate market in which the Company operates, competitive market conditions, general economic growth, interest rates and capital market conditions. For further information, please refer to the Company's filings with the Securities and Exchange Commission.

                                      # # #

                            Financial Tables Attached



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


Corporate Office Properties Trust Announces Second Quarter 1998 Results
Page 4


                        Corporate Office Properties Trust
                             Summary Financial Data
                                   (Unaudited)
                (all amounts in thousands except per share data)


                                                                                 Three Months Ended
                                                                  --------------------------------------------------
                                                                  June 30, 1998     March 31, 1998    June 30, 1997
                                                                  -------------     --------------    --------------
Revenues:
   Rental income .........................................          $  7,058            $ 4,919          $   627
   Tenant reimbursements and other income ................               784                606                6
                                                                  -------------     --------------    --------------
       Total revenues ....................................             7,842              5,525              632
                                                                  -------------     --------------    --------------
Expenses:
   Interest ..............................................             2,416              2,159              307
   Depreciation and amortization..........................             1,364              1,041              142
   Property expenses .....................................             1,645                899                6
   General and administrative ............................               359                299               90
   Reformation costs(1) ..................................                -                 637               -
                                                                  -------------     --------------    --------------
       Total expenses ....................................             5,784              5,035              545
                                                                  -------------     --------------    --------------
Income before minority interests..........................             2,058                490               87
Minority interests:
         Preferred units..................................              (853)              (853)              -
         Common units.....................................              (276)              (136)              -
                                                                  -------------     --------------    --------------
Net income (loss) (1).....................................          $    929            $  (499)         $    87
                                                                  -------------     --------------    --------------
                                                                  -------------     --------------    --------------
Net income (loss) per common share - Basic and Diluted....          $   0.12            $(0.22)          $  0.06
                                                                  -------------     --------------    --------------
                                                                  -------------     --------------    --------------
Income before minority interests..........................          $  2,058            $   490          $    87
Less: Distributions to preferred units....................              (853)              (853)              -
Add: Real estate depreciation and Amortization............             1,270                972              139
Add: Non-recurring charge for REIT reformation costs (1)                  -                 637               -
                                                                  -------------     --------------    --------------
Funds from Operations ("FFO").............................             2,475            $ 1,246              226
Add: Distributions to preferred units.....................               853                853               -
                                                                  -------------     --------------    --------------
Funds from Operations ("FFO") - diluted...................          $  3,328            $ 2,099          $   226
                                                                  -------------     --------------    --------------
                                                                  -------------     --------------    --------------
Weighted average shares
   Weighted average basic shares outstanding..............             7,628              2,268            1,420
   Weighted average common units outstanding..............             2,582              2,582              -
                                                                  -------------     --------------    --------------
Total weighted average common share/units outstanding.....            10,210              4,850            1,420
   Stock option equivalents...............................                21                 26              -
   Conversion of preferred units..........................             7,500              7,500              -
                                                                  -------------     --------------    --------------
Total weighted average share/units outstanding- diluted...            17,731             12,376            1,420
                                                                  -------------     --------------    --------------
                                                                  -------------     --------------    --------------
FFO per common share/unit.................................          $   0.24            $  0.26          $  0.16
                                                                  -------------     --------------    --------------
                                                                  -------------     --------------    --------------
FFO - diluted.............................................          $   0.19            $  0.17          $  0.16
                                                                  -------------     --------------    --------------
                                                                  -------------     --------------    --------------
Per share/unit cash dividends/distributions...............          $   0.15            $  0.15          $  0.13
                                                                  -------------     --------------    --------------
                                                                  -------------     --------------    --------------
FFO payout ratio  - common share/units....................                75%                58%              79%
                                                                  -------------     --------------    --------------
                                                                  -------------     --------------    --------------
FFO payout ratio  - diluted (2)...........................                81%                75%              79%
                                                                  -------------     --------------    --------------
                                                                  -------------     --------------    --------------

----------
(1) Reflects a non-recurring expense of $637 associated with the Reformation of the Company during the first quarter of 1998. This transaction has been eliminated in determining FFO since it is not expected to have a continuing impact on the Company.
(2) Based upon $1,853 of dividends/distributions to common shares/units and $853 of contractual distributions to preferred units for the three months ended June 30, 1998 and $728 of dividends/distributions to common shares/units and $853 of contractual distributions to preferred units for the three months ended March 31, 1998.


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

Corporate Office Properties Trust Announces Second Quarter 1998 Results
Page 5


                        Corporate Office Properties Trust
                             Summary Financial Data
                                   (Unaudited)
                (all amounts in thousands except per share data)



                                                                         Six Months Ended
                                                                  --------------------------------
                                                                  June 30, 1998      June 30, 1997
                                                                  -------------      -------------
Revenues:
   Rental income .........................................          $ 11,977            $ 1,252
   Tenant reimbursements and other income ................             1,390                 13
                                                                  -------------      -------------
       Total revenues ....................................            13,367              1,265
                                                                  -------------      -------------
Expenses:
   Interest ..............................................             4,575                615
   Depreciation and amortization..........................             2,405                284
   Property expenses .....................................             2,544                 12
   General and administrative ............................               658                176
   Reformation costs (1) .................................               637                -
                                                                  -------------      -------------
       Total expenses ....................................            10,819              1,087
                                                                  -------------      -------------
Income before minority interests..........................             2,548                178
Minority interests:
  Preferred units.........................................            (1,706)               -
  Common units............................................              (412)               -
                                                                  -------------      -------------
Net income (loss) (1).....................................          $    430            $   178
                                                                  -------------      -------------
                                                                  -------------      -------------
Net income (loss) per common share - Basic and Diluted (2)          $   0.09            $  0.19
                                                                  -------------      -------------
                                                                  -------------      -------------
Income before minority interests..........................          $  2,548            $   178
Less: Distributions to preferred units....................            (1,706)               -
Add: Real estate depreciation and amortization............             2,241                277
Add: Non-recurring charge for REIT reformation costs (1)                 637                -
                                                                  -------------      -------------
Funds from Operations ("FFO").............................             3,720                455
Add: Distributions to preferred units.....................             1,706                -
                                                                  -------------      -------------
Funds from Operations ("FFO") - diluted...................          $  5,426            $   455
                                                                  -------------      -------------
                                                                  -------------      -------------
Weighted average shares
   Weighted average basic shares outstanding..............             4,964              1,420
   Weighted average common units outstanding..............             2,582
                                                                  -------------      -------------
Total weighted average common share/units outstanding.....             7,546              1,420
   Stock option equivalents...............................                21                -
   Conversion of preferred units..........................             7,500                -
                                                                  -------------      -------------
Total weighted average share/units outstanding- diluted...            15,067              1,420
                                                                  -------------      -------------
                                                                  -------------      -------------
FFO per common share/unit.................................          $   0.49            $  0.32
                                                                  -------------      -------------
                                                                  -------------      -------------
FFO per common share/unit - diluted.......................          $   0.36            $  0.32
                                                                  -------------      -------------
                                                                  -------------      -------------
Cash dividends/distributions per common share/unit .......          $   0.30            $  0.25
                                                                  -------------      -------------
                                                                  -------------      -------------
FFO payout ratio  - common share/units....................                69%                78%
                                                                  -------------      -------------
                                                                  -------------      -------------
FFO payout ratio  - diluted (3)...........................                79%                78%
                                                                  -------------      -------------
                                                                  -------------      -------------


----------
(1) Reflects a non-recurring expense of $637 associated with the Reformation of the Company during the first quarter of 1998. This transaction has been eliminated in determining FFO since it is not expected to have a continuing impact on the Company.
(2) The effect of the redemption of common units and conversion of preferred units is antidilutive in calculating net income per share for the six months ended June 30, 1998.
(3) Based upon $2,581 of dividends/distributions to common shares/units and $1,706 of contractual distributions to preferred units for the six months ended June 30, 1998.


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


Corporate Office Properties Trust Announces Second Quarter 1998 Results
Page 6

                        Corporate Office Properties Trust
                             Summary Financial Data
                                   (Unaudited)
                             (dollars in thousands)


                                                                  June 30, 1998     December 31, 1997
                                                                  -------------     -----------------
Balance Sheet Data (as of period end):
Real estate investments, net of accumulated depreciation         $  288,672          $  188,625
Total assets ....................................                   297,525             193,534
Mortgages payable ...............................                   144,417             114,375
Total liabilities ...............................                   149,997             117,008
Minority interests ..............................                    64,499              64,862
Shareholders' equity.............................                    83,029              11,664

Property Data (as of period end):
Number of properties owned ......................                        31                  17
Total net rentable square feet owned (in thousands)                   2,927               1,852
Occupancy........................................                        97%                 99%




                                      Summary of Second Quarter 1998 Acquisitions
----------------------------------------------------------------------------------------------------------------------
                                                   Investment(1)
          Location                  Square Feet    (In Millions)   Occupancy (2)        Major Tenants
----------------------------------------------------------------------------------------------------------------------
New Jersey
   695 Route 46                     158,273          $  18.6         77%            United Health Care, Pearson Inc.
   710 Route 46                     104,144             10.8         93%            Midsco Inc.
                                  -----------------------------
         Subtotal                   262,417             29.4
                                  -----------------------------

Maryland
   Airport Square II                 97,139             10.0        100%            First Annapolis
   Airport Square IV                 51,953              4.7        100%            Agency Holding Co.
   Airport Square V                  54,057              5.2         67%            Aerotek, Inc.
   Airport Square X                  73,572              5.2        100%            United States Government
   Airport Square XI                 68,162              6.0         73%            United States Government,
                                                                                     Optacor Financial Services
   Airport Square XIII               67,903              6.4        100%            Ciena Corporation
   Airport Square XIV                68,567              6.7        100%            Chesapeake Appraisal
   Airport Square XIX                69,738              6.6         93%            Preferred Health Network
   Airport Square XX                 96,636              8.0        100%            United States Government
   Tech Park I                       57,140              5.0        100%            Ciena Corporation
   Tech Park II                      57,140              4.9        100%            Ciena Corporation
   Tech Park IV                      50,609              3.9        100%            HRB Systems Inc.
                                  -----------------------------
         Subtotal                   812,616             72.6
                                  -----------------------------

         Total                    1,075,033          $ 102.0
                                  -----------------------------
                                  -----------------------------



----------
(1) Total investment cost includes all costs incurred to date [as of June 30] for the property acquisition.

(2) Percent leased at acquisition.